N-2	Aug. 18, 2025
Cover [Abstract]
Entity Central Index Key	0001902649
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	BLACKROCK PRIVATE CREDIT FUND
Other Annual Expenses [Abstract]
Other Transaction Fees, Note [Text Block]	Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter pursuant to a tender offer, we expect to repurchase shares at the expiration of the tender offer using a purchase price equal to the NAV per share as of the last day of the applicable calendar quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the valuation date of the applicable tender offer. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. The Early Repurchase Deduction will be waived in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance. The Early Repurchase Deduction may be waived at the Fund’s or Distributor’s discretion: (a) in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; (b) due to trade or operational error; or (c) for repurchase requests with respect to shares held in accounts of asset allocation programs, such as model portfolio management programs (and similar arrangements). In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations.